SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    May 17, 1996



                  INTERNATIONAL MULTIFOODS CORPORATION
          (Exact name of registrant as specified in its charter)




          Delaware                1-6699            41-0871880
 (State or other jurisdiction   (Commission       (I.R.S. Employer
     of incorporation)           File Number)     Identification No.)




33 South 6th Street, Minneapolis, Minnesota              55402
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:    (612) 340-3300



                            Not applicable
  (Former name or former address, if changed since last report)


Item 5.     Other Events.


     On May 17, 1996, International Multifoods Corporation (the "Company") announced that Anthony Luiso had resigned from the office of Chairman, President and Chief Executive Officer of the Company, effective immediately. Mr. Luiso also resigned as a member of the Board of Directors of the Company. The Company also announced that the Board of Directors had elected, in the interim, board member Robert M. Price as Chairman and Chief Executive Officer of the Company. See the Company's press release dated May 17, 1996, attached hereto as Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.

(c)     Exhibits.

     99.1 Press release of International Multifoods Corporation dated May 17, 1996.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTERNATIONAL MULTIFOODS CORPORATION



Date:    May 20, 1996         By  /s/ Duncan H. Cocroft
                                  Duncan H. Cocroft
                                  Vice President - Finance and
                                  Chief Financial Officer




                            EXHIBIT INDEX


99.1      Press release of International Multifoods Corporation dated
          May 17, 1996.